INVESCO VARIABLE INVESTMENT FUNDS, INC.
                  INVESCO VIF - Industrial Income Fund

               Supplement to above Portfolio's Prospectus
                           dated May 1, 1998

The section of the above Portfolio's Prospectus entitled "Risk Factors" is amended to add the following paragraph after the fourth paragraph:

      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial.
   The Fund's investments may be adversely affected.

The section of the above Portfolio's Prospectus entitled "Risk Factors: Foreign Securities" is amended to add the following paragraphs after the fourth paragraph:

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

The section of the above Portfolio's Prospectus entitled "Management" is amended to (1) delete the eighth paragraph, and (2) substitute the following paragraph in its place:

      The Company also has entered into an Administrative Services Agreement with IFG dated February 28, 1998 (the "Administrative Agreement"). Pursuant to the Administrative Agreement, IFG or such other companies, including affiliates of IFG, that may have been selected by IFG and approved by the Company's board of directors, perform certain administrative, recordkeeping
   and  internal   accounting   services,   including,   without   limitation,
   maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, providing certain sub-accounting and recordkeeping services for shareholder accounts, preparation of prospectuses, proxy statements, annual reports and similar documents for existing contract owners, facilitation of purchases and redemptions requested by contract owners and other contract owner services and communications. The Fund reimburses IFG for its costs in providing, or assuring that Participating Insurance Company provide, these services in an amount up to $10,000 per

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   year (the "Base  Fee"),  plus  0.015% of the net assets of the Fund,  plus, effective July 6, 1998, an additional 0.25% of the gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gains distributions) of the Fund (the "Incremental Fees"). IFG may pay all or a portion of the Base Fee and the Incremental Fees to other companies that assist in providing the services. IFG also is paid a fee by
   the  Company  for  providing  transfer  agent  services.   See  "Additional
   Information."

The section of the above Portfolio's Prospectus entitled "Management" is amended to add the following paragraph after the eighth paragraph:

      The management and custodial services provided to the Fund by IFG and the Fund's custodian, and the services provided to shareholders by IDI and IFG, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service provider have been actively working on necessary changes to their computer systems to deal with the Year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with others' non-complying computer systems.

The section of the above Portfolio's Prospectus entitled "Management" is amended to (1) delete the third sentence of the ninth paragraph, and (2) substitute the following sentence in its place:

      Certain Fund expenses are absorbed voluntarily by IFG pursuant to a commitment to the Company to limit the Fund's annual expenses to no more than 0.90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998.

The date of this Supplement is October 12, 1998.